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Exhibit 10.18

                             STOCK PLEDGE AGREEMENT


                  This Stock Pledge Agreement is made effective as of October 1, 2000 by and between BALANCED CARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Pledgor"), in favor of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having an address of One SeaGate, Suite 1950, Toledo, Ohio 43604.

                                R E C I T A L S:

                  A. Landlord is on this date entering into a Master Lease Agreement, as amended ("Lease") with Balanced Care at Merrillville, Inc., a corporation organized under the laws of the State of Delaware ("Tenant").

                  B. As a condition to entering into the Lease, Landlord has required Pledgor to enter into an Unconditional and Continuing Lease Guaranty ("Guaranty"), which will be secured by a pledge of all of the issued and outstanding stock of Tenant as listed on Schedule A (the "Pledged Securities"). Pledgor has determined that Pledgor will benefit from the Lease to Tenant and has agreed to pledge the Pledged Securities.

                  NOW, THEREFORE, in consideration of the premises and to induce Landlord to enter into the Lease, Pledgor grants to Landlord a security interest in the Pledged Securities and Pledgor and Landlord agree to the following.

                   1. Grant of Security Interest. Pledgor grants to Landlord a security interest in the Pledged Securities. All Pledged Securities shall be delivered to Landlord and duly endorsed in blank or accompanied by stock powers duly executed by Pledgor in blank. Upon the occurrence of an Event of Default (as hereinafter defined), Landlord may cause the transfer into its name or into the name of its nominee of any and all Pledged Securities.

                   2. Secured Obligations. This pledge secures the following obligations ("Secured Obligations"); [i] the payment and performance of all obligations of Tenant's Obligations (as defined in the Lease) (the "Obligations"); [ii] all obligations of Pledgor under this Agreement; and [iii] all obligations under the Guaranty.


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                   3.      Rights to Distributions and Dividends.

                           (a)      After an Event of Default, as defined
herein, and until such Event of Default is cured, Landlord shall be entitled to receive and hold under this pledge all amounts paid or distributed in cash or other property on account of the Pledged Securities.

                           (b)      If, while this pledge is in effect, Pledgor
shall become entitled to receive or shall receive any stock certificate (including without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of Pledged Securities or otherwise, Pledgor agrees to accept the same as Landlord's agent to hold the same in trust for Landlord, and to deliver the same forthwith to Landlord in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate updated stock powers duly executed in blank, to be held by Landlord as additional collateral for any and all liabilities of Pledgor to Landlord, subject to the terms hereof. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of the issuer thereof shall be paid over to Landlord to be held by it as additional collateral security for the liabilities of Pledgor to Landlord, subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to any recapitalization or reclassification of the capital of Tenant or pursuant to any reorganization of Tenant, the property so distributed shall be delivered to Landlord to be held by it, as additional collateral for the liabilities of Pledgor to Landlord, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Pledged Securities that are received by Pledgor shall, until paid or delivered to Landlord, be held by the Pledgor in trust as additional collateral security for the liabilities of Pledgor to Landlord.

                   4. Events of Default. The occurrence of any one or more of the following events, which is not cured within any applicable grace, cure or notice period, shall be an "Event of Default":

                             [i]    Any Event of Default occurs under the
Lease; or


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                            [ii]    Any default in the  performance or
observance of any agreement or condition in this Agreement or the Guaranty.

                   5. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Landlord may do any one or more of the following:

                              [i]   Exercise its rights as a secured party.

                             [ii]   Commence and  prosecute an action to
foreclose Pledgor's equity of redemption in the Pledged Securities or any portion thereof.

                            [iii]   Without notice,  apply the cash, if any,
then held by it as security hereunder to the payment of the Secured Obligations.

                              [v] Receive all ordinary cash dividends and apply
them to payment of the Secured Obligations.

                             [vi]   Exercise voting rights under the Pledged
Securities.

                            [vii]   Without waiving any prior or subsequent
default, waive any default or, with or without waiving any default, remedy any default.

                           [viii]   Take any action that Landlord is entitled
to take under any law or any document relating to the Lease.

                   6. Powers of Landlord. Landlord shall have the following powers in exercising its rights under paragraph 5.

                              [i]   Any sale of the Pledged  Securities may be
public or private or at any broker's board or on any securities exchange, for cash, upon credit, or for future delivery.

                             [ii]   Landlord may impose such restrictions on
the sale of any Pledged Securities that Landlord deems desirable to meet the requirements of federal or state securities laws or any exemptions thereto.

                            [iii]   Ten (10) days' written notice of intention
to make any sale that states the time and place of sale, or, for a sale at broker's board or on a securities exchange, the


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board or exchange at which the sale is to be made and the day on which the
Pledged Securities will first be offered for sale shall be conclusively deemed commercially reasonable, but shall not preclude any other commercially reasonable notice of sale.

                             [iv]   Any public sale shall be held at such time
or times within the ordinary business hours and at such place or places as Landlord may fix in the notice of sale.

                              [v]   The Pledged Securities may be sold in one
lot or in separate parcels.

                             [vi]   Landlord  shall not be obligated to make
any sale pursuant to any notice of sale. Landlord may, without notice, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale. Any sale adjourned may be made at any time or place to which the same may have been adjourned.

                            [vii]   In any sale on credit or for future
delivery, Landlord may retain the Pledged Securities so sold until the sales price has been paid by the purchaser, but Landlord shall not be liable for the failure of any purchaser to pay for the Pledged Securities. If any purchaser of the Pledged Securities fails to pay the purchase price in full, the Pledged Securities may again be sold.

                           [viii]   After deducting all costs and expenses of
the sale and delivery, including attorneys' fees and other costs and expenses of collection, Landlord shall apply the residue of the proceeds of the sale or sales first to the payment of any costs Landlord may pay or incur in enforcing its rights under the Lease, the Guaranty and this pledge and second to the payment of any sums otherwise due on the Obligations and the excess, if any, to Pledgor. No purchaser at any sale or sales, except Landlord, shall be responsible for the application of the purchase money.

                   7.      [Intentionally Deleted]

                   8. Waivers. Pledgor agrees that Landlord assumes no responsibility and shall not be held liable for loss or damage for failure to collect or realize upon or to preserve any rights pertaining to any Pledged Securities. Further, Pledgor waives presentment of any kind, notice of dishonor, payment, and any other notice or demand of any kind whatsoever with respect to the Lease and Guaranty and consents that the holder thereof may (a) extend the time of payment or otherwise modify the terms of


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payment of the Lease or (b) release the whole or any part of any security given to secure the Lease or consent to the substitution of any such security, without in any manner altering or diminishing the liability or obligation hereunder of Pledgor and the validity of the security interest granted hereunder. Pledgor waives acceptance of this pledge.

                   9. Release of Pledged Securities. When the Lease is terminated and all Obligations of Tenant are paid in full, Landlord shall deliver to Pledgor all of the Pledged Securities, and shall execute and deliver or cause to be executed and delivered to Pledgor such instruments as may be necessary to cancel this pledge and revest the Pledged Securities in Pledgor free and clear of the lien hereof.

                  10. Notices. All notices, demands, requests, and consents (hereinafter "notices") given pursuant to the terms of this agreement shall be in writing, shall be addressed to Landlord at the address set forth in the introductory paragraph of this agreement and to a Pledgor at the address set forth opposite such Pledgor's signature, and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing or one (1) day after the deposit with the overnight courier. All notices meeting the requirements hereof shall be effective, regardless of whether or not actually received. Landlord and Pledgor may change their notice address at any time by giving the other party notice of such change.

                  11. Expenses. Pledgor shall pay, indemnify, and hold Landlord harmless against liability for the payment of all reasonable out-of-pocket expenses arising in connection with the execution, delivery and enforcement of this pledge, including but not limited to, attorneys' fees and disbursements.

                  12. Applicable Law. This pledge, the Lease, the Guaranty and all other instruments securing the Lease are being delivered and are to be construed and enforced under the laws of the State of Ohio, and all rights and remedies of Landlord as a secured party under the Uniform Commercial Code of the State of Ohio shall be cumulative to all other rights and remedies of Landlord.

                  13. Successors and Assigns, Etc. All of the covenants and provisions in this pledge by or for the benefit of Landlord


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and Pledgor shall bind and inure to the benefit of their respective successors and assigns.

                  14. Security. This pledge shall not prejudice the rights of Landlord to enforce collection of the obligations of Tenant under the Lease when due and payable, by suit or in any lawful manner, or to resort to any other security for the Lease. This pledge is concurrent security for the Lease. The enumeration of certain rights, privileges and options in this pledge as vested in Landlord, or its successors and assigns, shall not be construed as a waiver of, nor an impairment in any way of other rights of Landlord or its successors or assigns, either at law or in equity, independent of this instrument, concerning this or any of the liabilities, obligations, indebtedness, or collateral security involved in the Lease or other instrument securing the Lease. Landlord, its successors and assigns, shall have the right to proceed against the security granted hereunder or any other security granted for the Lease and to proceed against all security at the same time or against individually pledged or liened assets from time to time at the sole election of Landlord. No action against any specific security granted for the Lease shall be a bar to any subsequent action or actions against all or any other security granted for the Lease.

                  15. Representation and Warranty of Pledgor. Pledgor represents and warrants that [i] Pledgor owns all of the Pledged Securities free and clear of all liens, claims, and other encumbrances; [ii] all certificates evidencing the Pledged Securities are genuine; [iii] the Pledged Securities are fully paid and non-assessable and constitute all of the issued and outstanding stock of Tenant; [iv] Pledgor has full right and power to pledge the Pledged Securities under this pledge; [v] Pledgor acknowledges that Landlord would not have made the Loan but for this pledge; [vi] Pledgor has given this pledge to induce Landlord to enter into the Lease; [vii] Pledgor has received good and valuable consideration for this pledge; [viii] Pledgor has not given this pledge in reliance upon the existence of any other security for, guaranty of, or liability for payment of the Loan; and, [ix] the financial information given to Landlord and upon which Landlord has relied in evaluating the Pledged Securities as security for the Lease is true, complete and accurate.

                  16. Voting Rights. Unless and until the Pledged Securities are transferred into Landlord's name pursuant to Section 5, Pledgor may exercise all voting rights connected with the Pledged Securities. Upon transfer of the Pledged Securities into Landlord's name after an Event of Default pursuant to Section


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5, Landlord may exercise all voting rights connected with the Pledged
Securities.

                  17. Severability. The parties intend this agreement to comply with all laws, and this agreement shall be construed to be consistent with all laws to the extent possible. If any provision of this agreement or the application of any provision to any party or circumstance cannot be so construed, and is adjudged invalid or unenforceable, the application of the provision to other parties or circumstances and the application of the remainder of this agreement shall not be affected. Each provision of this agreement shall be valid and enforceable to the fullest extent permitted by Law.


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                  IN WITNESS WHEREOF, Pledgor and Landlord have executed and delivered this Stock Pledge Agreement as of the date first above written.

Address:                                    PLEDGOR:

1215 Manor Drive                            BALANCED CARE CORPORATION
Mechanicsburg, PA  17055
                                            By:/s/Robin L. Barber
                                                  Robin L. Barber
                                            Title:   Senior Vice President
                                                     and Legal Counsel &
                                                     Assistant Secretary



                                            LANDLORD:

                                            HEALTH CARE REIT, INC.

                                            By:/s/Erin C. Ibele
                                            Title: Vice President and
                                                   Corporate Secretary


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                                 ACKNOWLEDGMENT

                  The undersigned Company hereby acknowledges the foregoing Pledge Agreement and agrees to pay to Health Care REIT, Inc., after the occurrence of an Event of Default, all amounts that become due and payable to the above-named Pledgor whether attributable to the Pledged Securities or otherwise.

                  IN WITNESS WHEREOF, Company has caused this Acknowledgment and Consent to be executed and delivered effective as of the Effective Date.

                                            BALANCED CARE AT MERRILLVILLE, INC.

                                            By:/s/Robin L. Barber
                                                  Robin L. Barber
                                            Title: Vice President and
                                                   Secretary


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